                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              City Holding Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                                     [LOGO]

                                 March 22, 2002



To Our Shareholders:

     On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Shareholders of City Holding Company to be held at the Charleston Marriott Town Center located at 200 Lee Street, Charleston, West Virginia 25301, on Wednesday, April 24, 2002 at 1:30 p.m. We look forward to personally greeting those of you who are able to attend the meeting.

     The notice of meeting and proxy statement accompanying this letter describes the specific business to be acted upon.

     In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the shareholders.

     It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, you are requested to vote, sign, date and promptly return the enclosed proxy in the postage-paid envelope provided.

     City Holding Company thanks you for your consideration and your continued support.

                                           Sincerely,

                                           /s/  Gerald R. Francis

                                           Gerald R. Francis
                                           President & CEO

                              CITY HOLDING COMPANY
                                25 Gatewater Road
                              Post Office Box 7520
                      Charleston, West Virginia 25356-0520

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 24, 2002

     Notice is hereby given that the Annual Meeting of Shareholders of City Holding Company will be held at the Charleston Marriott Town Center located at 200 Lee Street, Charleston, West Virginia 25301, on Wednesday, April 24, 2002, at 1:30 p.m. (local time) for the following purposes:

         1. To elect seven Class III directors to serve for a term of three years. The names of the nominees are set forth in the accompanying proxy statement.

         2. To ratify the Board of Directors' appointment of Ernst & Young LLP as independent auditors of City Holding Company for 2002.

         3. To transact such other business as may properly come before the meeting.

     Shareholders of record at the close of business on March 8, 2002 are the only shareholders entitled to notice of and to vote at the annual shareholders meeting.

                                        By Order of the Board of Directors,

                                        /s/  Victoria A. Evans

                                        Victoria A. Evans,
                                        Secretary

March 22, 2002


                                IMPORTANT NOTICE

Whether you expect to attend the meeting or not, please vote, sign, date and return the enclosed proxy in the enclosed self-addressed, postage paid envelope as promptly as possible. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

                              CITY HOLDING COMPANY
                                25 Gatewater Road
                              Post Office Box 7520
                      Charleston, West Virginia 25356-0520

                                 PROXY STATEMENT

Information Concerning the Solicitation

     This statement is furnished in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders of City Holding Company (the "Company") to be held on April 24, 2002.

     The solicitation of proxies in the enclosed form is made on behalf of the Board of Directors of the Company. The cost of preparing, assembling, and mailing the proxy material and of reimbursing brokers, nominees, and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. The Company does not currently intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company or its subsidiaries, without additional compensation, may use their best efforts, by telephone or otherwise, to obtain proxies. The proxy materials are being mailed, on or about March 22, 2002, to shareholders of record at the close of business on March 8, 2002.

     A shareholder signing and returning a proxy on the enclosed form has the power to revoke it at any time before the shares subject to it are voted by (i) notifying, in writing, Victoria A. Evans, City Holding Company, P. O. Box 7520, Charleston, WV 25356-0520, (ii) executing a proxy with a later date, or (iii) voting in person at the Annual Meeting the shares represented by the proxy. If a shareholder specifies how the proxy is to be voted with respect to any of the proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to specify with respect to such proposals, the proxy will be voted FOR proposals One and Two.

Shareholders' Proposals for 2003 Annual Meeting

     Shareholders' proposals intended to be presented at the 2003 Annual Meeting must be delivered to the Secretary at the principal executive offices of the Company not less than 120 calendar days prior to the first anniversary of the 2002 Annual Meeting. If the date of the 2003 Annual Meeting is changed by more than 30 days from the anniversary date of the 2002 Annual Meeting, notice by the shareholder must be received by the later of 120 days prior to the 2003 Annual Meeting or 10 calendar days following the date on which public announcement of the date of the 2003 Annual Meeting is first made. To be so included, all such submissions must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. The Board of Directors directs the close attention of interested shareholders to that Rule. In addition, if the Company does not receive notice of a shareholder proposal at least 45 days before the Company first mails its proxy statement for the 2003 Annual Meeting, the persons named as proxies in the Company's proxy card for the 2003 Annual Meeting will have discretionary authority to vote on such proposal at the 2003 Annual Meeting.

Outstanding Voting Shares

     Only shareholders of record at the close of business on March 8, 2002 are entitled to vote at the Annual Meeting. On that day, there were issued and outstanding 16,887,934 shares of common stock (after deducting an aggregate of 4,979 shares held in treasury). Each share has one vote. Directors are elected by a plurality of the votes cast. The affirmative vote of a majority of the shares represented and entitled to vote at the Annual Meeting is required to ratify the appointment of Ernst & Young LLP. In elections of directors, each shareholder shall have the right to cast one vote for each share of stock owned by him for as many persons as there are directors to be elected, or, upon notice to the Company in accordance with West Virginia law, he may cumulate such votes and give one candidate as many votes as the number of directors to be elected multiplied by the number of his shares of stock or he may distribute them on the same principle among as many candidates and in such manner as he shall desire. If one shareholder has given notice that he intends to cumulate votes, all shareholders may do so. The Proxies may cumulate their votes at their discretion.

     The presence, in person, or by properly executed proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to a vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present for purposes of determining the presence of a quorum. As a consequence, abstentions will have the effect of votes against the proposal to ratify the appointment of Ernst & Young LLP. Because director nominees must receive a plurality of the votes cast at the meeting, a vote withheld will not affect the outcome of the election. Any shares held in street name that are not voted ("broker non-votes") in the election of directors or the proposal to ratify the appointment of Ernst & Young LLP will not be included in determining the number of votes cast.

               STOCK OWNERSHIP OF DIRECTORS, NOMINEES FOR DIRECTOR
                          AND NAMED EXECUTIVE OFFICERS

     The Company's only authorized voting equity security is its Common Stock, par value $2.50 per share (the "Common Stock"). As discussed on the preceding pages, the Company's Common Stock has one vote per share on all matters except the election of directors.

     The table below presents certain information as of February 1, 2002 regarding beneficial ownership of shares of Common Stock by Directors, named executive officers, and all Directors and executive officers as a group. The Company knows of no person that owns more than 5% of the outstanding Common Stock.



                                                                       Common Shares Subject
                                    Sole Voting and                            to a             Aggregate
Name of Beneficial Owner            Investment Power      Other /(1)/  Right to Acquire /(2)/ Percentage Owned
--------------------------------------------------------------------------------------------------------------
Directors:

  Samuel M. Bowling /(3)/                      85,076          6,165                                   *
  Hugh R. Clonch /(3)/                         19,377         91,984                                   *
  Oshel B. Craigo                               9,740          2,912                                   *
  William H. File III                          12,476            999                                   *
  Robert D. Fisher /(3)/                       10,316                                                  *
  Gerald R. Francis                            18,500          6,345               17,390              *
  Jay C. Goldman /(3)/                         11,332                                                  *
  Robert E. Grist                              28,427                                                  *
  David E. Haden /(3)/                         62,496          5,015                                   *
  David W. Hambrick                            32,444          3,009                                   *
  Frank S. Harkins, Jr.                        32,799         10,000                2,777              *
  Tracy W. Hylton II                           16,299                                                  *
  C. Dallas Kayser                             33,949            472                                   *
  Philip L. McLaughlin /(3)/                   32,291          3,205               15,443              *
  E. M. Payne III                               4,895         54,230                                   *
  Robert T. Rogers /(3)/                       21,828          2,721                                   *
  James L. Rossi                                8,549                                                  *
  Sharon H. Rowe                               47,488              8                                   *
  James E. Songer II                            5,223         60,250                                   *
  Albert M. Tieche, Jr.                        30,000                                                  *
  Mary H. Williams                              7,101         56,740                                   *

Named Executive Officers:

  William L. Butcher                           12,300          5,500               12,453              *
  Charles R. Hageboeck                          5,800                              10,141              *
  John S. Loeber                               12,000                              11,547              *

  Directors and Executive
  Officers as a group (25 persons)            565,706        309,555               81,311            5.66%
-----------------------------------------

         * Less than 1%.

/(1)/ Includes shares (a) owned by or with certain relatives; (b) held in various fiduciary capacities; (c) held by certain corporations; (d) held in trust under the Company's 401(k) Plan and Trust ("401(k) Plan"). Shares previously held in trust under the

       Company's Employee Stock Ownership Plan ("ESOP") are now held under the 401(k) Plan. The ESOP was merged into the 401(k) Plan effective November 1, 2001.

/(2)/ Includes options to acquire shares of the Company's common stock that are exercisable within 60 days of February 1, 2002. (3) Messrs. Bowling, Clonch, Fisher, Goldman, Haden, McLaughlin and Rogers are nominees for re-election to the Board of Directors.

                       ELECTION OF DIRECTORS (Proposal 1)

     In accordance with the Company's Bylaws, the Board of Directors is classified into three classes as nearly equal in number as the then total number of Directors constituting the whole Board permits. Each class is to be elected to separate three (3) year terms with each term expiring in different years. At each Annual Meeting the directors or nominees constituting one class are elected for a three (3) year term. The term of those directors listed below as Class III expires at the Annual Meeting on April 24, 2002. There are seven nominees for election as Class III directors to serve for terms of three years expiring on the date of the Annual Meeting in 2005. Messrs. Bowling, Clonch, Fisher, Goldman, Haden, McLaughlin and Rogers currently serve as directors of the Company and will stand for re-election as Class III directors. Any vacancies that occur after the Directors are elected may be filled by the Board of Directors in accordance with the Company's Bylaws for the remainder of the full term of the vacant directorship.

     Each director elected will continue in office until a successor has been elected. It is intended that the persons named in the accompanying proxy will vote to elect seven Class III directors, unless authority to so vote is withheld. If any nominee is unable to serve, which the Board of Directors has no reason to expect, the persons named in the accompanying proxy intend to vote for the balance of those named and, if they deem it advisable, for a substitute nominee. The names of the nominees for directors of the Company and the names of the directors of the Company whose terms of office will continue after the Annual Meeting are listed in the following table.


Name                             Age        Director Since              Principal Occupation During The Past Five Years
------------------------------------------------------------------------------------------------------------------------------------
Class III Nominees (Terms Expire in 2005)

Samuel M. Bowling                64              1983         President and Owner, Dougherty Co., Inc., Charleston, WV (mechanical contractor). Owner, S. M. Bowling, Inc., Charleston, WV (personal holding company).  Owner, Bowling Enterprises, Inc., Charleston, WV
                                                              (auto, truck, and equipment leasing company). Vice Chairman of the
                                                              Board, City Holding Company since 1999.  Chairman of the Board, City
                                                              National Bank of West Virginia since 1990.

Hugh R. Clonch                   62              1995         President, Clonch Industries, Dixie, WV (lumber manufacturer).


Robert D. Fisher                 49              1994         Partner, Adams, Fisher & Evans, Ripley, WV (law firm).


Jay C. Goldman                   58              1988         Mayor, City of Charleston, Charleston, WV, since June 1999.
                                                              President,  Goldman and Associates, Charleston, WV (real estate).

David E. Haden                   63              1998         President, CityInsurance Professionals (formerly RMI, Ltd;),
                                                              Charleston, WV (insurance agency).

Philip L. McLaughlin             61              1993 /(1)/   Chairman of the Board, City Holding Company, Charleston, WV since
                                                              January 1999.  Regional President (Allegheny Region), City National
                                                              Bank, Charleston, WV from 1999 - June 2001. Former President, Chief
                                                              Operating Officer and Director, Horizon Bancorp, Inc., Beckley, WV.
                                                              Former President, Chief Executive Officer and Director, Greenbrier
                                                              Valley National Bank, Lewisburg, WV. Former Director, First National
                                                              Bank in Marlinton, Marlinton, WV; Bank of Raleigh, Beckley, WV;
                                                              and The Twentieth Street Bank, Inc., Huntington, WV.

Robert T. Rogers                 68              1985 /(1)/   President and Chief Executive Officer, R. T. Rogers Oil Co., Hinton,
                                                              WV (oil and fuel distributor). Former Director of National Bank of
                                                              Summers of Hinton, Hinton, WV.



Class I Directors (Terms Expire in 2003):

Robert E. Grist                  43              2001         President, Grist Lumber, Inc.,  Clintonville, WV (hardwood lumber manufacturer). Director, City National Bank of West Virginia,
                                                              Charleston, WV since 1999.  Former Director, Greenbrier Valley
                                                              National Bank, Lewisburg, WV.

David W. Hambrick                60              1993 /(1)/   Attorney, Guills & Via, Lewisburg, WV (law firm) since  January 2002, self-employed attorney from March 2000 to December 2001. Former Vice
                                                              President, City Holding Company from January 1999 to March 2000.
                                                              Executive Vice President, Horizon Bancorp, Inc., 1986 - 1999. Former
                                                              Director, First National Bank in Marlinton, Marlinton, WV.

Frank S. Harkins, Jr.            62              1982 /(1)/   Retired as Chairman of the Board and Chief Executive Officer,
                                                              Horizon Bancorp, Inc., Beckley, WV in May 1998.  Former Director,
                                                              President and Chief Executive Officer, Bank of Raleigh, Beckley, WV
                                                              until 1999.  Former Director, National Bank of Summers of Hinton,
                                                              Hinton, WV; Greenbrier Valley National Bank, Lewisburg, WV; and The
                                                              Twentieth Street Bank, Huntington, WV.

James L. Rossi                   47              2001         President, James Rossi, CPA, Point Pleasant, WV (public accounting).
                                                              Director, City National Bank of West Virginia, Charleston, WV since
                                                              1999. Former Director, Peoples Bank of Point Pleasant, Point
                                                              Pleasant, WV.

James E. Songer II               45              2000         President, Songer Insurance Agency, Beckley, WV (insurance agency).
                                                              Owner, Homeseekers LLC, Beckley, WV (real estate sales and development). Former Director, Bank of Raleigh, Beckley, WV.

Albert M. Tieche, Jr.            49              1992 /(1)/   General Manager, Black Knight Country Club, Beckley, WV (golf and country club) since February 2002.  President, BHI, Inc. (surviving corporation of Beckley Hospital Inc.), Beckley, WV.  Former
                                                              Administrator and Treasurer, Beckley Hospital, Inc., Beckley, WV
                                                              (health care), 1977 - 1997.  Former Director , Bank of Raleigh,
                                                              Beckley, WV.

Mary H. Williams                 40              2001         Treasurer, Hooten Equipment Company, Charleston, WV
                                                              (dealers/distributors of commercial heating and air conditioning and suppliers of food service equipment).  Treasurer, Virginia Street
                                                              Corporation, Charleston, WV (real estate).  Director, City National
                                                              Bank of West Virginia, Charleston, WV since 1999.  Former
                                                              Pharmaceutical Sales Specialist, AstraZeneca, from September 2000 to
                                                              August2001.  Former Director, Capital State Bank, Charleston, WV.

Class II Directors (Terms Expire in 2004):

Oshel B. Craigo                  64              2001         Owner, Better Foods, Inc. (restaurants).  Owner, Craigo Real Estate,
                                                              Inc. (real estate).  Owner, Mt. State Properties, Inc. (real estate).  Owner, Gino's Distributing Co., Inc. (restaurants).
                                                              Director, City National Bank of West Virginia, Charleston, WV since
                                                              1999.

William H. File III              54              2001         Partner, File, Payne, Scherer & File, Beckley, WV (law firm).
                                                              Director, City National Bank, Charleston, WV since 1999.  Former
                                                              Director, Horizon Bancorp, Inc., Beckley, WV; Bank of Raleigh,
                                                              Beckley, WV.

Gerald R. Francis                58              2001         President and Chief Executive Officer, City Holding Company and City
                                                              National Bank, Charleston, WV since January 2001.  Director, City
                                                              National Bank of West Virginia, Charleston, WV since June 2001.
                                                              President and Director, Peoples Bank Corp. of Indianapolis, IN, 1997
                                                              - 1999.



Tracy W. Hylton II               53              1993 /(1)/   President, Eller, Inc., Beckley, WV (construction and reclamation company).  President, Gracie, Inc., Mabscott, WV (lease holding company).  Member, Harper Hotel LLC, Beckley, WV (management company).  President, Lightning, Inc., Skelton, WV (lease holding and coal sales).  President, MIN, Inc., Beckley, WV (coal sales).  Vice
                                                              President, Nell Jean Enterprises, Inc., Beckley, WV (retail sales of mining, construction, sporting goods).  President, Nell Jean
                                                              Industries, Mabscott, WV (heavy excavation and reclamation);.
                                                              President, New Land Leasing Company, Inc., Skelton, WV (lease holding company).  President, Patience, Inc., Skelton, WV (surface coal mining);. Secretary and Treasurer, Patton, Inc., Beckley, WV
                                                              (contract underground coal mines).  Member, T & M, LLC, Beckley, WV
                                                              (land owner and lessor);. Executive Vice President, WRM, Inc.,
                                                              Beckley, WV (management company).
                                                              Former Director, Bank of Raleigh, Beckley, WV.

C. Dallas Kayser                 50              1995         Partner, Kayser, Layne & Clark, PLLC (formerly C. Dallas Kayser,
                                                              LC),  Point Pleasant, WV (law firm).  Treasurer, Deerfield
                                                              Development Corp., Point Pleasant, WV (land development).  Former
                                                              Chairman, Peoples National Bank, Point Pleasant, WV.  Former
                                                              Director, Peoples Bank of Point Pleasant, Point Pleasant, WV.

E. M. Payne III                  66              1985 /(1)/   Partner, File, Payne, Scherer & File, Beckley, WV (law firm).  Former
                                                              Director, Bank of Raleigh, Beckley, WV.

Sharon H. Rowe                   50              2001         Director of Communications, The Greenbrier Resort,  White Sulphur
                                                              Springs, WV. Vice President of Communications, The Greenbrier Resort
                                                              Management Company, White Sulphur Springs, WV since 1998.  Director,
                                                              City National Bank of West Virginia, Charleston, WV since 1999.
                                                              Former Director, Horizon Bancorp, Inc., Beckley, WV; Greenbrier
                                                              Valley National Bank, Lewisburg, WV.


/(1)/ On December 31, 1998, the merger of Horizon Bancorp, Inc. ("Horizon") into City Holding Company ("City Holding") (the "Holding Company Merger") was consummated and certain directors of Horizon became directors of City Holding.

            ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

Committees of the Board of Directors and Meeting Attendance

     The full Board of Directors met 15 times during the fiscal year ended December 31, 2001. No director attended fewer than 75% of the meetings of the Company's Board of Directors held during fiscal year 2001 except Mr. Clonch.

     The Company has an Executive Committee consisting of Messrs. McLaughlin (Chairman), Bowling, Clonch, Francis, Grist, Kayser, Payne and Rogers that meets only on call. Subject to the West Virginia Corporation Act, the Committee has the power to act between meetings of the Board on virtually all matters that the Board could act upon, but generally reserves its function for special or emergency purposes. In addition, the Executive Committee members, with the exceptions of Messrs. Francis and McLaughlin, serve as members of the Compensation Committee, of which Mr. Bowling is the Chairman. The Compensation Committee's function is to make recommendations to the Board with respect to the compensation of executive officers and certain other officers who participate in the Company's Stock Incentive Plan. The Executive Committee met four (4) times during the fiscal year ended December 31, 2001. No Executive Committee member attended fewer than 75% of the Executive Committee meetings held during fiscal year 2001. No Compensation Committee meetings were held during the fiscal year ended December 31, 2001.

     The Audit Committee of the Company held nine (9) meetings during fiscal year 2001. During 2001, members of the Audit Committee included Messrs. Rossi (Chairman), File, Fisher, Hambrick, Hylton, Payne and Tieche, none of whom is employed by the Company. The Audit Committee recommends the engagement of the independent auditors, considers the scope of the audit, reviews the activities and recommendations made by the Company's internal auditors, and considers comments made by the independent auditors with respect to the Company's internal control structure. The Audit Committee is comprised of seven directors all of whom are independent, as that term is defined in the listing standards of The Nasdaq Stock Market, Inc., except Mr. Hambrick, who was employed by the Company until March 31, 2000. Upon review of his credentials, business experience, financial expertise, and previous audit committee experience, the Board of Directors has determined that exceptional and limited circumstances exist such that the best interests of the Company and its shareholders are served by the membership of Mr. Hambrick on the Audit Committee. The Audit Committee operates under a written charter adopted by the Board of Directors. No Audit Committee member attended fewer than 75% of the Audit Committee meetings held during the fiscal year ended December 31, 2001, except Messrs. File and Hylton.

     The Company has a Legal Oversight Committee whose members consist of Messrs. Payne (Chairman), File, Fisher, Goldman, Hambrick and Kayser. The Committee met four (4) times during fiscal year 2001. The purpose of the Legal Oversight Committee is to advise and make recommendations to management on legal matters. The Committee meets quarterly or on an on call basis. No Legal Oversight Committee member attended fewer than 75% of the Legal Oversight Committee meetings held during fiscal year 2001.

     The CEO Search Committee, formed in July 2000, was created for the purpose of recruiting and selecting a candidate to replace the Company's former President and CEO who resigned in June 2000. This special purpose Committee, consisting of Messrs. Kayser (Chairman), Bowling, Clonch, Goldman, Hylton, McLaughlin, Payne and Ms. Rowe, met five (5) times during the first quarter of fiscal year 2001. Following the selection and employment of the CEO candidate, Mr. Francis, the Committee was dissolved. No director attended fewer than 75% of the CEO Search Committee meetings held during fiscal year 2001 except Messrs. Clonch and Hylton.

     During 2001, the Trust Committee held five (5) meetings. The Trust Committee exercises general oversight of the trust activities of City National Bank. Membership of the Committee consists of directors from both City Holding Company and City National Bank and includes Messrs. File (Chairman), Craigo, Haden, Rogers, Songer, Tieche and Ms. Williams. No director attended fewer than 75% of the Trust Committee meetings held during the fiscal year ended December 31, 2001.

     In addition, the Board has Compliance and Strategic Planning Committees. Each of these Committees is comprised of members from both the Company's Board of Directors and the Board of Directors of City National Bank. Compliance Committee members included Messrs. Rossi (Chairman), Bowling, Goldman, Harkins, Tieche and Mmes. Rowe and Williams. The Strategic Planning Committee consists of Ms. Rowe (Chairman), Messrs. Bowling, Francis, Hambrick, Harkins, Kayser, McLaughlin and Tieche. The purpose of the Compliance and Strategic Planning Committees is to review and monitor the Bank's progress with respect to various articles contained within the formal agreement signed between the Office of the Comptroller of the Currency and the Bank. During fiscal year 2001, the Compliance Committee held eleven (11) meetings and no director attended fewer than 75% of those meetings except Mr. Bowling. The Strategic Planning Committee held four (4) meetings during the fiscal year ended December 31, 2001 and no director attended fewer than 75% of the meetings held except Mr. Harkins.

     During 2001, the full Board of Directors functioned as a Nominating Committee. Pursuant to the Company's Amended and Restated Bylaws, the Board considers nominees recommended by the shareholders if such recommendations are submitted to the Secretary at the principal executive offices of the Company not less than 120 calendar days prior to the first anniversary of the previous year's annual meeting. If no annual meeting was held in the previous year or the date of the annual meeting was changed by more than 30 days from the anniversary date of the previous year's annual meeting, notice by the shareholder must be so received by the later of 120 calendar days prior to such annual meeting or 10 calendar days following the date on which public announcement of the date of the meeting is first made. Nominations of persons for election to the Board of Directors may be made only (A) by the Board of Directors or the Chief Executive Officer, or (B) by any shareholder entitled to vote at the meeting who complies with the requirements of the Securities Exchange Act of 1934 and rules and regulations promulgated thereunder and the procedures set forth in the Company's Amended and Restated Bylaws.

Compensation of Directors

     During 2001, non-employee Directors of the Company received $500 for each Board meeting attended and $250 for each Committee meeting attended. Directors who are officers or employees of the Company and its subsidiaries receive no additional compensation for service on the Board or any of its Committees.

     Directors are paid fees for serving on advisory boards of directors of the Company and its subsidiaries. During fiscal year 2001, Messrs. Clonch, Kayser, Rossi, and Fisher were paid $400, $1400, $1,400 and $1,000, respectively, for service as advisory directors.

     Mr. Bowling was paid $27,000 during fiscal year 2001 for serving as vice-chairman of the Board of Directors and is classified as an employee, with benefits commensurate with those available to all other employees of the Company. He was not paid any other fees for director or committee service or for meeting attendance.

     The Company has made contributions for the benefit of Messrs. Payne, File, Songer, Harkins, Hylton, and Tieche under the Bank of Raleigh Directors' Deferred Compensation Plan and for Mr. Harkins under the National Bank of Summers Directors' Deferred Compensation Plan. The Bank of Raleigh and the National Bank of Summers were Horizon Bancorp subsidiaries that were merged into City National Bank of West Virginia in 1999. Under the terms of these Plans, directors (or their survivors) are entitled to payments for a period of 15 years upon reaching retirement age, as defined by the Plans, or death. The Company makes annual contributions to fund its future financial commitments under these Plans. During fiscal year 2001, the Company also contributed $21,600, $10,200, $9,600, $10,800, $6,000 and $4,200 to the accounts of Messrs. Payne, File, Songer, Harkins, Hylton and Tieche respectively, pursuant to these Plans. The Company has accrued the present value of these obligations in its Consolidated Balance Sheet. It will make annual increases in the present value of its obligations in order to appropriately recognize the present value of the future obligations to the participants. During fiscal year 2001, Mr. Rogers received retirement benefit payments totaling $12,688 under the National Bank of Summers Directors' Deferred Compensation Plan. Mr. Rogers' retirement benefit payments began at age 65, as provided for under that Plan.

Report of the Audit Committee

     The Audit Committee of the Board of Directors (the "Audit Committee") recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent auditors. Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. In this context, the Audit Committee has met and held discussions with management and Ernst & Young LLP ("Ernst & Young"), the Company's independent auditors.

     Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Ernst & Young.

     The Audit Committee has discussed with Ernst & Young the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Accounting Standards).

     The Audit Committee has also received the written disclosures and the letter from Ernst & Young relating to the independence of that firm as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with Ernst & Young that firm's independence from the Company. The Audit Committee has also considered whether the provision of services by Ernst & Young covering financial information systems design and implementation and other services is compatible with maintaining Ernst & Young's independence.

     Based upon the Audit Committee's discussions with management and Ernst & Young and the Audit Committee's review of the representations of management and the report of Ernst & Young to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.



                                    Respectfully submitted,

                                    James L. Rossi, Chairman
                                    William H. File III
                                    Robert D. Fisher
                                    David W. Hambrick
                                    Tracy W. Hylton II
                                    E.M. Payne III
                                    Albert M. Tieche, Jr.

                   EXECUTIVE OFFICERS OF CITY HOLDING COMPANY

    At March 22, 2002, the executive officers of the Company were as follows:


                Name         Age                                      Business Experience
--------------------------------------------------------------------------------------------------------------------
Gerald R. Francis             58          President and Chief Executive Officer, City Holding Company and City
                                          National Bank, Charleston, WV since January 2001.  Director, City National
                                          Bank of West Virginia, Charleston, WV since June 2001.  President and
                                          Director, Peoples Bank Corp. of Indianapolis, IN, 1997 - 1999.

Philip L. McLaughlin          61          Chairman of the Board, City Holding Company, Charleston, WV since January
                                          1999.  Regional President (Allegheny Region), City National Bank,
                                          Charleston, WV from 1999 - June 2001. Former President, Chief Operating
                                          Officer and Director, Horizon Bancorp, Inc., Beckley, WV. Former President, Chief
                                          Executive Officer and Director, Greenbrier Valley National Bank,
                                          Lewisburg, WV. Former Director, First National Bank in Marlinton,
                                          Marlinton, WV; Bank of Raleigh, Beckley, WV; and The Twentieth Street
                                          Bank, Inc., Huntington, WV.

William L. Butcher            37          Executive Vice President of Retail Banking, City Holding Company and City
                                          National Bank, Charleston, WV since April 2001.  Senior Vice President of
                                          Retail Banking, Fifth Third Bank, Indianapolis, IN from September 1999 to
                                          November 2000.  Senior Vice President of Retail Banking, Peoples Bank
                                          Corp. of Indianapolis, IN from January 1998 to September 1999.  Vice
                                          President of Retail Banking, Bank One, Cincinnati, OH from November 1989 to January 1998.

Charles R. Hageboeck          39          Executive Vice President and Chief Financial Officer, City Holding Company
                                          and City National Bank, Charleston, WV since June 2001.  Director of
                                          Forecasting, Roche Diagnostics Corp., Indianapolis, IN from May 2000 to
                                          June 2001.  Chief Financial Officer, Peoples Bank Corp. of Indianapolis,
                                          IN from August 1995 to December 1999.

John L. Loeber                57          Executive Vice President of Commercial Banking and Chief Credit Officer
                                          City Holding Company and City National Bank, Charleston, WV since May
                                          2001. Senior Credit Officer, Union Federal Bank, Indianapolis, IN from
                                          October 2000 to May 2001.  Senior Vice President and Chief Credit Officer,
                                          Peoples Bank Corp. of Indianapolis, IN from May 1998 to November 1999.
                                          Executive Vice President of Commercial Banking, Signet Banking Corp.,
                                          Richmond, VA from 1992 to 1997.

Craig G. Stilwell             46          Executive Vice President of Marketing & Human Resources, City Holding
                                          Company and City National Bank, Charleston, WV since May 2001.  Industry
                                          Consulting Leader-Financial Services, Olive LLP, Indianapolis, IN from
                                          November 1999 to May 2001.  Senior Vice President-Director of Human
                                          Resources & Marketing, Peoples Bank Corp. of Indianapolis, IN from 1978 to
                                          November 1999.


EXECUTIVE COMPENSATION

     The following table sets forth the annual compensation for the Company's Chief Executive Officers during 2001 and its other most highly paid executive officers, as well as the total compensation paid to each individual during the Company's last three fiscal years:

                           SUMMARY COMPENSATION TABLE



                                                                                             Long Term
                                                                   Annual                   Compensation
                                                                Compensation                   Awards
                                                                ------------                ------------
                                                                                             Securities
                                         Fiscal                                              Underlying         All Other
       Name and Principal Position       Year           Salary ($)       Bonus ($)            Options (#)   Compensation ($)/(1)/
       ---------------------------     ---------      -----------    --------------          -----------    --------------------
Robert A. Henson /(2)/                     2001            37,500                               ----             198,581   /(3)/
Acting Chief Executive Officer             2000           150,000      75,000                   ----              16,103
and Chief Financial Officer                1999           150,000        ----                 15,000              24,084

Gerald R. Francis /(4)/                    2001           229,167     250,000  /(5)/         200,000              35,206   /(6)/
President, Chief Executive Officer
and Director

Philip L. McLaughlin                       2001           180,445        ----                   ----               9,014   /(7)/
Chairman of the Board                      2000           180,000        ----                   ----              12,744
                                           1999           180,000        ----                 15,000              17,082

William L. Butcher /(8)/                   2001           123,958     130,000  /(9)//(10)/    20,000              24,571  /(11)/
Executive Vice President
Retail Banking

Charles R. Hageboeck /(12)/                2001           111,806     130,000  /(9)//(13)/    30,000              23,701  /(11)/
Executive Vice President and
Chief Financial Officer

John S. Loeber /(14)/                      2001           109,375     105,000  /(9)//(15)/    20,000              11,985  /(11)/
Executive Vice President, Commercia
Banking and Chief Credit Officer


/(1)/ Includes the imputed value of life insurance benefits, moving expenses, automobile allowances and Company matching contributions under the Company's 401(k) Plan and Trust, a tax-qualified defined contribution plan (the "401(k) Plan").
/(2)/ Mr. Henson resigned as an executive officer of the Company effective March 31, 2001.
/(3)/ In 2001, Mr. Henson received Severance benefits of $129,547 under his employment agreement, $51,500 for completion of several consulting projects for the Company following his resignation, and retained ownership of certain company assets valued at $16,355.
/(4)/  Mr. Francis joined the Company on January 31, 2001.
/(5)/ Mr. Francis' employment contract guaranteed a bonus of $100,000 for 2001. In addition, he received a $150,000 performance bonus.
/(6)/ Mr. Francis received an auto allowance of $10,750, $22,521 for relocation expenses and the imputed value of life insurance benefits.
/(7)/ Mr. McLaughlin received the use of a Company auto worth $3,168 and a company match of $5,400 for contributions under the 401(k) Plan. Under the 401(k) Plan, a participant may elect to defer between 1% and 15% of eligible compensation. The Company will make a matching contribution equal to 50% of amounts deferred up to 6% of eligible compensation.
/(8)/  Mr. Butcher joined the Company on April 12, 2001.
/(9)/ Messrs. Butcher, Hageboeck, and Loeber each were paid signing bonuses of $30,000.
/(10)/ Mr. Butcher received a $50,000 bonus under his contract. In addition, he received a $50,000 performance bonus.
/(11)/ Messrs. Butcher, Hageboeck, and Loeber's other compensation was in the form of relocation assistance and the imputed value of life insurance benefits.
/(12)/ Mr. Hageboeck joined the Company on June 11, 2001.
/(13)/ Mr. Hageboeck received a $100,000 bonus under his contract.
/(14)/ Mr. Loeber joined the Company on May 16, 2001.
/(15)/ Mr. Loeber received a $50,000 bonus under his contract. In addition, he received a $25,000 performance bonus.


                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

     The following table shows the stock options granted to each named executive officer during the fiscal year ended December 31, 2001. The Company did not grant any stock appreciation rights ("SARs") during the 2001 fiscal year.


                                                                                                  Potential Realizable Value
                                                                                                   At Assumed Annual Rates
                                                                                                 Of Stock Price Appreciation
                                  Individual Grants                                                    For Option Term
-----------------------------------------------------------------------------------------------------------------------------
                          Number of              % of
                          Securities        Total Options
                          Underlying          Granted to         Exercise
                          Options           Employees in         or Base         Expiration
Name                    Granted (#)/(1)/     Fiscal Year       Price ($/sh)          Date          5% ($)/(1)/   10% ($)/(2)/
----                    --------------       -----------       ------------          ----          ---------     ----------
Gerald R. Francis          200,000              67.80%             $5.75          1/30/2011         724,000       1,832,000
Philip L. McLaughlin         ----                ----              ----              ----            ----           ----
William L. Butcher          20,000              6.78%              $8.03          4/11/2011         101,000        256,000
Charles R. Hageboeck        30,000              10.17%             $9.86          6/10/2011         186,000        471,300
John S. Loeber              20,000              6.78%              $8.66          5/15/2011         109,000        276,000


/(1)/ The potential realizable value assuming 5% annual appreciation is based on achieving a stock price of $9.36 for Mr. Francis, $13.08 for Mr. Butcher, $16.06 for Mr. Hageboeck and $14.01 for Mr. Loeber.
/(2)/ The potential realizable value assuming 10% annual appreciation is based on achieving a stock price of $14.90 for Mr. Francis, $20.83 for Mr. Butcher, $25.57 for Mr. Hageboeck and $22.46 for Mr. Loeber.

At December 31, 2001, the Company's stock price closed at $12.04.

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table shows the stock options exercised by the named executive officers during the fiscal year ended December 31, 2001 and the number and value of all unexercised options held by the named executive officers at December 31, 2001.



                                                            Number of Securities                 Value of Unexercised
                                                           Underlying Unexercised                In-the-Money Options
                                                         Options at Fiscal Year End(#)           at Fiscal Year End($)
                                                         -----------------------------           ---------------------
                           Shares
                          Acquired           Value

Name                   On Exercise(#)     Realized($)   Exercisable      Unexercisable     Exercisable        Unexercisable
----                   --------------     -----------   -----------      -------------     -----------        -------------
Gerald R. Francis           ----              ----         17,390           182,610      $  109,383.10     $   1,148,616.90
Philip L. McLaughlin        ----              ----         15,443             6,000            ----                  ----
William L. Butcher          ----              ----         12,453             7,547      $   49,936.53     $      30,263.47
Charles R. Hageboeck        ----              ----         10,141            19,859      $   22,107.38     $      43,292.62
John S. Loeber              ----              ----         11,547             8,453      $   39,028.86     $      28,571.14


Note: Unexercisable options held by Messrs. Francis, Butcher, Hageboeck, and Loeber become exercisable the earlier of six years from the date of grant or upon the achievement of share price thresholds of $14, $17, and $20.

Compensation Committee Report on Executive Compensation

To the Board of Directors of City Holding Company:

     The Compensation Committee submits the following report of its deliberations with respect to compensation of the Company's executives for 2001:

     During 2001, the Company hired a new CEO and executive management team. These executives were hired under employment agreements specifying salary, 2001 bonuses, a bonus formula for future years tied to the Company's profitability, stock options, and other benefits typically provided to executives at these levels. Mr. McLaughlin, the Chairman of the Board, is also compensated under an employment agreement. The Company believes executive compensation should be linked to the performance of the Company and provide levels of compensation which are adequate to attract and to retain quality management. The Company determines compensation packages based upon the executive's credentials as well as a review of compensation at peer banking institutions. Further, the employment agreements were approved by the Board of Directors on recommendation of the Executive Committee.

     Base Salaries. Base salaries for Messrs. Francis, McLaughlin, Butcher, Hageboeck, and Loeber were determined in accordance with the minimum salary provisions of their respective employment agreements.

     Annual Bonuses. Minimum annual bonuses for Messrs. Francis, Butcher, Hageboeck, and Loeber were paid as required under their respective employment agreements. In addition, the Compensation Committee approved the payment of an additional incentive bonus to Mr. Francis for the achievements made in the Company's performance since joining the Company early in the year. The Compensation Committee also approved an additional incentive bonus to be paid to Mr. Butcher based on his achievements in enhancing the Company's retail banking revenues since joining the Company in April and an additional incentive bonus to be paid to Mr. Loeber based upon the progress made in measuring and managing credit risk within the bank's loan portfolio since he joined the Company in May. In addition, Messrs. Butcher, Hageboeck, and Loeber each received a $30,000 bonus at the time that they were hired.

     Stock Options. During 2001, Messrs. Francis, Butcher, Hageboeck, and Loeber each were granted options at the date of hire.

                           Respectfully submitted,

                           Samuel L. Bowling, Chairman
                           Hugh R. Clonch
                           Robert E. Grist
                           C. Dallas Kayser
                           E. M. Payne III
                           Robert T. Rogers


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Samuel Bowling, the Chairman of the Compensation Committee, was, during the fiscal year ended December 31, 2001, an employee of the Company. See "Compensation of Directors" above under the section titled "Additional Information Concerning the Board of Directors."

               OTHER EXECUTIVE COMPENSATION PLANS AND ARRANGEMENTS

Employment and Consulting Agreements

         The Company entered into an employment agreement with Gerald R. Francis on January 31, 2001. The agreement specifies terms of employment, including compensation in the form of salary, a bonus formula, stock options granted at the date of hire, and other benefits typical for executives with his experience and responsibilities. The contract terminates on the day next preceding the fifth anniversary of the date of the contract, except that on each monthly anniversary date, the agreement automatically extends for an additional month. The agreement provides that if Mr. Francis voluntarily terminates his employment, he will be entitled to receive annually 60% of his Termination Compensation during the applicable Severance Period, as these terms are defined, or through the date on which he reaches age 65. If Mr. Francis voluntarily terminates his employment after serving through the fourth anniversary of his hire date, the applicable Severance Period would be five years. Termination Compensation is generally defined as the highest annual compensation as reported in the Summary Compensation Table for both Salary and Bonus. In the event Mr. Francis' employment is terminated by the Company other than for "just cause", Mr. Francis will receive 100% of his Termination Compensation for the applicable Severance Period. In the event of a change of control of the Company, Mr. Francis may voluntarily terminate employment with the Company up until twenty-four months after the change of control and be entitled to receive in a lump sum (i) any compensation due but not yet paid through the date of termination and (ii) an amount equal to 100% of his Termination Compensation multiplied by a factor of 2.99.

         The Company entered into an employment agreement with Philip L. McLaughlin on December 31, 1998. The agreement specifies terms of employment, including compensation. The contract will terminate on July 1, 2005 following Mr. McLaughlin's 65th birthday. The agreement provides that if Mr. McLaughlin voluntarily terminates his employment he will be entitled to receive annually 60% of his Termination Compensation, as defined, until the earlier of (i) five years from the date on which he voluntarily terminates employment or (ii) the date on which he reaches age 65. In the event Mr. McLaughlin's employment is terminated by the Company other than for "just cause", he will receive the highest amount of annual cash compensation received during any of the preceding five calendar years in each year until the end of the term of the agreement. In the event of a change of control of the Company, Mr. McLaughlin may voluntarily terminate employment with the Company up until twenty-four months after the change of control and be entitled to receive in a lump sum (i) any compensation due but not yet paid through the date of termination and (ii) an amount equal to 100% of his Termination Compensation multiplied by a factor of 2.99.

         During 2001, the Company entered into employment contracts with William
L. Butcher, Charles R. Hageboeck, and John S. Loeber (individually, the "named executive") on their dates of hire. The agreements specify terms of employment, including compensation in the form of salary, a bonus formula, and stock options granted at the date of hire. The contracts for the named executives terminate on the day next preceding the fifth anniversary of the date of the contracts, except that on each monthly anniversary date, the agreements are automatically extended for an additional month. The agreements provide that if the named executive voluntarily terminates his employment, he will be entitled to receive annually 40% of his Termination Compensation during the applicable Severance Period, as these terms are defined, or through the date on which he reaches age
65. If the named executive voluntarily terminates his employment after serving through the fourth anniversary of his hire date, the Severance Period would be five years. In the event the named executive's employment is terminated by the Company other than for "just cause", the named executive will receive 100% of the Termination Compensation for the applicable Severance Period. In the event of a change of control of the Company, the named executive may voluntarily terminate employment with the Company up until twenty-four months after the change of control and be entitled to receive in a lump sum (i) any compensation due but not yet paid through the date of termination and (ii) an amount equal to 100% of his Termination Compensation multiplied by a factor of 2.00.

         Mr. Henson resigned as an executive officer of the Company effective March 31, 2001. In accordance with Mr. Henson's employment contract, he will receive approximately $135,000 annually for a period of five years from the date of his resignation. Additionally, the Company will continue to provide health insurance coverage for Mr. Henson and he retained ownership of certain Company assets dedicated to his personal use.

         The Company entered into an employment and consulting agreement with Frank S. Harkins, Jr., a director. The agreement was entered into on December 31, 1998 and specified a term of employment until June 1, 1999, with a consulting arrangement comprising business development and retention activities commencing on that date and continuing for five years thereafter. The agreement specifies the terms of the employment and consulting arrangement, including annual compensation of $200,000. In 2001, the Company elected to terminate Mr. Harkins' consulting arrangement. Under the terms of the agreement, Mr. Harkins' will receive the annual cash compensation in each year until May 31, 2004.



                               STOCK PERFORMANCE

     The following graph sets forth the cumulative total shareholder return (assuming reinvestment of dividends) to City Holding Company's shareholders during the five-year period ended December 31, 2001, as well as an overall stock market index (The Nasdaq Stock Market Index) and the Company's Peer Group. The Peer Group consists of publicly-traded banking institutions over $1 billion but less than $5 billion in assets headquartered in West Virginia, Ohio, Pennsylvania, Virginia, Kentucky, and Maryland.

                                [GRAPH GOES HERE]

COMPARISON OF CUMULATIVE TOTAL RETURN OF ONE OR MORE
COMPANIES, PEER GROUPS, INDUSTRY INDEXES AND/OR BROAD MARKETS



                        ------------------------FISCAL YEAR ENDING----------------------------
COMPANY/INDEX/MARKET    12/31/1996  12/31/1997  12/31/1998  12/31/1999  12/29/2000  12/31/2001

City Holding Co            100.00      168.92     133.29      59.49        25.61       53.63

Peer Group                 100.00      166.82     160.89     140.21       127.10      165.09

NASDAQ Market Index        100.00      122.32     172.52     304.29       191.25      152.46

SOURCE:  MEDIA GENERAL FINANCIAL SERVICES
         P.O. BOX 85333
         RICHMOND, VA 23293
         PHONE: 1-(800) 446-7922
         FAX:   1-(804) 649-6826

         CERTAIN TRANSACTIONS INVOLVING DIRECTORS AND EXECUTIVE OFFICERS

     During 2001, the Company and its subsidiaries had, and expect to have in the future, banking transactions with officers and directors of the Company, their immediate families and entities in which they are principal owners (more than 10% interest). The transactions are in the ordinary course of business and on substantially the same terms, including interest rates and security, as those prevailing at the same time for comparable transactions with others and do not involve more than the normal risk of collectibility or present other unfavorable factors.

     The Company has entered into employment agreements and an employment and consulting agreement with certain of its named executive officers and directors and provided other compensation to certain of its directors. See "Employment and Consulting Agreements" above under the section titled "Other Executive Compensation Plans and Arrangements" and "Compensation of Directors" above under the section titled "Additional Information Concerning the Board of Directors."

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company's executive officers and directors are required under the Securities and Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of these reports must also be furnished to City Holding. Based solely upon the review of copies of such reports furnished to the Company through the date hereof, or written representations that no reports were required, the Company believes that during 2001, all filing requirements applicable to its officers and directors were met except that a) Mr. Grist failed to file a timely Form 3 when he became a director of the Company and b) Mr. Hylton filed one late Form 4 to disclose a purchase transaction.


                APPOINTMENT OF INDEPENDENT AUDITORS (Proposal 2)

     Subject to ratification by the Company's shareholders, the Company's Board of Directors has appointed Ernst & Young LLP as independent auditors to audit the consolidated financial statements of the Company for the year ending December 31, 2002. The Company has also engaged Crowe Chizek LLP to provide internal audit services during 2002.

     Representatives of Ernst & Young are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Audit Fees

     The Audit Committee has reviewed and approved the following aggregate fees billed to the Company during the fiscal year ended December 31, 2001 by the Company's principal accounting firm, Ernst & Young, LLP:


    Audit Fees............................................................... $345,000
    Financial Information Systems Design and Implementation Fees.............     none
    All Other Fees (including fees for audit-related services of $398,500)... $591,000


Recommendation

     The affirmative vote of a majority of the shares represented and entitled to vote at the annual meeting is required to ratify the appointment of Ernst & Young LLP. The Board of Directors unanimously recommends the shareholders vote "FOR" such ratification.

                                  OTHER MATTERS

     As of the date of this proxy statement, the Board of Directors is not informed of any matters, other than those stated above, that may be brought before the meeting. However, if any other matters are brought before the meeting, the persons named in the enclosed form of proxy or their substitutes will vote with respect to such matters in accordance with their best judgment.

                                          By Order of the Board of Directors,


                                          /s/ Victoria A. Evans
                                          ----------------------
                                              Victoria A. Evans
                                              Secretary

March 22, 2002

==========================
 CITY HOLDING COMPANY
 c/o SunTrust Bank
 Stock Transfer Department
 P. O. Box 4625
 Atlanta, GA  30302
==========================



           Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------


                              CITY HOLDING COMPANY
                              Post Office Box 7520
                      Charleston, West Virginia 25356-0520

          PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS - APRIL 24, 2002
        (THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             CITY HOLDING COMPANY)


     The undersigned shareholder of City Holding Company hereby appoints John W. Alderman, III and Victoria A. Evans and each of them, with full power of substitution, as Proxies and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of City Holding Company held of record by the undersigned on March 8, 2002 at the 2002 Annual Meeting of Shareholders to be held on April 24, 2002 or any adjournment or adjournments thereof. The undersigned shareholder authorizes the Proxies to cumulate their votes at their discretion.

                                Dated:                                    , 2002
                                      ------------------------------------


                                ------------------------------------------------
                                Signature


                                ------------------------------------------------
                                Signature, if held jointly

                                Please date and sign exactly as name appears hereon. If shares are held jointly, each shareholder should sign. Agents, executors, administrators, guardians, trustees, etc. should use full title, and, if more than one, all should sign. If the shareholder is a corporation, please sign full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by authorized person.

                             YOUR VOTE IS IMPORTANT!

    Please sign and date this proxy card and return it promptly in the enclosed postage-paid envelope so your shares may be represented at the Meeting.

           Please fold and detach card at perforation before mailing.
--------------------------------------------------------------------------------

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2. You may revoke this proxy at any time prior to the time it is voted at the Annual Meeting.

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     Management and the Board of Directors recommend a vote FOR Proposals 1 and 2.
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1.   PROPOSAL TO ELECT SEVEN CLASS III DIRECTORS TO SERVE FOR A TERM OF THREE YEARS.

     CLASS III NOMINEES:
           Samuel M. Bowling          Hugh R. Clonch            Robert D. Fisher        Jay C. Goldman
           David E. Haden             Philip L. McLaughlin      Robert T. Rogers

     [  ]  FOR  (except as marked to the contrary above)              [ ]    WITHHOLD AUTHORITY

     To withhold authority to vote for any individual nominee, strike a line through the nominee's name above.

2.   PROPOSAL TO RATIFY THE BOARD OF DIRECTORS' APPOINTMENT OF ERNST & YOUNG LLP AS AUDITORS FOR THE COMPANY FOR 2002

     [  ]  FOR                       [  ]   AGAINST             [  ]  ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

                       Please mark, sign, date and return the proxy promptly using the enclosed envelope.

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